Other Assets (Tables)	12 Months Ended
Dec. 31, 2019
Other Assets
Schedule of other assets

Other assets consists of the following ($ in millions):

	December 31,
	2018	2019
Prepaid expenses	$0.7	$0.9
Security deposits	0.3	0.5
Investment income due and accrued	0.2	0.4
Funds on deposit with claims administrator	0.2	0.2
Indirect taxes receivable	—	0.2
Prepaid income taxes	—	0.1
Other	—	0.2
Total other assets	$1.4	$2.5